UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:

April 22, 2005

BAIRNCO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

1-8120

 13-3057520

(State or other jurisdiction of        (Commission

(IRS Employer

incorporation or organization)        File Number)

Identification No.)

300 Primera Boulevard, Suite 432, Lake Mary,   FL  32746

(Address of principal executive offices)       (Zip Code)

(407) 875-2222

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

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ITEM 2.02.

RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Bairnco Corporation (the “Corporation”) is filing herewith a press release issued on Thursday, April 21, 2005, as Exhibit 99 which is incorporated by reference herein.  This press release was issued to announce the Corporation’s first quarter 2005 operating results; as well as the election of directors and ratification of the Board’s selection of Grant Thornton LLP as Bairnco’s auditors for the 2005 fiscal year at the Annual Stockholders’ Meeting.

ITEM 9.01.

FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibits

The following exhibit is incorporated by reference herein:

99   Press Release, dated April 21, 2005, issued by Bairnco Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIRNCO CORPORATION

By:

/s/ Lawrence C. Maingot

Lawrence C. Maingot

Controller

Date:

April 22, 2005

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EXHIBIT INDEX

Exhibit

Description

99

Press Release

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